SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2006 (September 29, 2006)

MEDIALINK WORLDWIDE INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	0-21989	52-1481284
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

708 THIRD AVENUE, NEW YORK, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 682-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 29, 2006, pursuant to an Asset Purchase Agreement entered into between Medialink Worldwide Incorporated (the "Company") and PR Newswire Association, LLC (“PR Newswire”), the Company sold the assets of its U.S. Newswire division to PR Newswire, a wholly-owned subsidiary of United Business Media plc. The assets sold represent the entirety of the Company's wire and photography services businesses. The base sale price was $19,000,000, of which the Company received $16,100,000 in cash at closing, net of $2,900,000 deposited into escrow. The base sale price is subject to adjustment based on the operating performance of U.S. Newswire for the twelve-month period ended September 30, 2006, the effective date of the transaction. This will result in a final sale price of between $18,000,000 and $23,000,000, all of which is to be paid in cash.

The following pro forma financial information is presented for informational purposes. The pro forma consolidated balance sheet as of June 30, 2006, is presented as if the disposition of U.S. Newswire had occurred on June 30, 2006. The pro forma statements of operations for the six months ended June 30, 2006, and for the year ended December 31, 2005, are presented as if the disposition of U.S Newswire had occurred on January 1, 2005. The pro forma financial information does not purport to present the financial position or results of operations of the Company had the transaction and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations in the future. The pro forma financial information is based on certain assumptions and adjustments described in the Notes to Pro Forma Financial Information and should be read in conjunction therewith and with the financial statements and related notes included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006, and in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

Not applicable

(b) Pro forma financial information

Medialink Worldwide Incorporated and subsidiaries
Pro Forma Consolidated Balance Sheet
June 30, 2006
(Unaudited)
(In thousands of dollars)

	Historical	Pro Forma Adjustments		Pro Forma Adjusted
Current assets:
Cash and cash equivalents	$3,935	$16,100	(1)	$20,035
Trade accounts receivable - net	6,431	(724)	(2)	5,707
Inventory	393	-		393
Prepaid expenses	553	(25)	(2)	528
Prepaid and refundable taxes	911	-		911
Other current assets	40	(10)	(2)	1,980
		1,950	(3)

Total current assets	12,263	17,291		29,554

Property, plant, and equipment - net	4,372	(55)	(2)	4,317
Goodwill - net	13,006	(9,610)	(2)	3,396
Other assets	722	950	(3)	1,672

Total assets	$30,363	$8,576		$38,939

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$1,662	$(46)	(2)	$1,616
Accrued expenses	6,559	(144)	(2)	10,080
		3,315	(5)
		350	(7)
Current portion of capital lease obligation	45	-		45
Other current liabilities	-	1,000	(8)	1,000

Total current liabilities	8,266	4,475		12,741

Convertible debentures	4,158	-		4,158
Other long-term liabilities	1,181	-		1,181

Total liabilities	13,605	4,475		18,080

Stockholders' Equity:
Preferred stock	-			-
Common stock	62			62
Additional paid-in capital	26,900			26,900
Accumulated other comprehensive income (loss)	(342)			(342)
Retained earnings	(9,519)	7,416	(4)	(5,418)
		(3,315)	(5)
Common stock in treasury	(343)			(343)

Total stockholders' equity	16,758	4,101		20,859

Total liabilities and stockholders' equity	$30,363	$8,576		$38,939

Medialink Worldwide Incorporated and subsidiaries
Pro Forma Consolidated Statement of Operations
For the six months ended June 30, 2006
(Unaudited)
(In thousands, except per-share data)

	Historical	Pro Forma Adjustments		Pro Forma Adjusted

Revenues	$18,246	$(3,054)	(6)	$15,192

Direct costs	7,158	(672)	(6)	6,486
Selling, general, and administrative expenses	13,067	(1,029)	(6)	12,038
Depreciation and amortization	995	(16)	(6)	979

Total operating expenses	21,220	(1,717)		19,503

Operating income (loss)	(2,974)	(1,337)		(4,311)
Interest expense - net	(266)	-		(266)

Loss from continuing operations before taxes	(3,240)	(1,337)		(4,577)
Income tax provision (benefit)	-	-		-

Loss from continuing operations	$(3,240)	$(1,337)		$(4,577)

Loss from continuing operations per common share:
Basic	$(0.53)			$(0.75)
Diluted	$(0.53)			$(0.75)

Weighted average number of common shares:
Basic	6,093			6,093
Diluted	6,093			6,093

Medialink Worldwide Incorporated and subsidiaries
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2005
(Unaudited)
(In thousands, except per-share data)

	Historical	Pro Forma Adjustments		Pro Forma Adjusted

Revenues	$36,712	$(5,376)	(6)	$31,336

Direct costs	14,522	(1,277)	(6)	13,245
Selling, general, and administrative expenses	26,089	(2,103)	(6)	23,986
Depreciation and amortization	1,660	(32)	(6)	1,628

Total operating expenses	42,271	(3,412)		38,859

Operating income (loss)	(5,559)	(1,964)		(7,523)
Interest expense - net	(491)	-		(491)

Loss from continuing operations before taxes	(6,050)	(1,964)		(8,014)
Income tax provision (benefit)	(310)	-		(310)

Loss from continuing operations	$(5,740)	$(1,964)		$(7,704)

Loss from continuing operations per common share:
Basic	$(0.95)			$(1.27)
Diluted	$(0.95)			$(1.27)

Weighted average number of common shares:
Basic	6,052			6,052
Diluted	6,052			6,052

Medialink Worldwide Incorporated
Notes to Pro Forma Financial Information
(In thousands of dollars)

(1)	Pro forma adjustment reflects cash proceeds of $16,100 received at closing.
(2)	Pro forma adjustments reflect removal of the assets and liabilities of U. S. Newswire.
(3)	Pro forma adjustments reflect amounts deposited into escrow at closing.
(4)	Pro forma adjustment reflects the pretax gain on the sale of U. S. Newswire. The gain was calculated using a sale price of $18,000, the minimum price under the agreement.
(5)	Pro forma adjustment reflects the income tax effect of the gain on sale.
(6)	Pro forma adjustments reflect elimination of the results of operations of U. S. Newswire.
(7)	Pro forma adjustment reflects estimated transaction costs.
(8)	Pro forma adjustment reflects deferred sale price at closing.

(c) Exhibits

2.1 Asset Purchase Agreement dated as of September 29, 2006, between Medialink Worldwide Incorporated (the "Company") and PR Newswire Association, LLC.

99.1 Press release of the Company dated October 2, 2006, entitled “Medialink Sells Newswire Division for $18 Million To $23 Million.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medialink Worldwide Incorporated
Registrant

Date: October 5, 2006	By:	/s/ Kenneth Torosian
Kenneth Torosian
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of September 29, 2006, between Medialink Worldwide Incorporated and PR Newswire Association, LLC.
99.1	Press release of the Company dated October 2, 2006, entitled “Medialink Sells Newswire Division for $18 Million To $23 Million.”